Filed pursuant to Rule 497(c)
File No. 333-298257
HARTFORD HYBRID AND CREDIT OPPORTUNITIES FUND
(FORMERLY, HARTFORD LOW DURATION HIGH INCOME FUND)
A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.
September 16, 2026
Dear Shareholder:
At a meeting held on August 4-5, 2026, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of the Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) (the “Acquired Fund”) into a newly created exchange-traded fund, Hartford Hybrid and Credit Opportunities ETF (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Conversion”). The Conversion is anticipated to occur after the close of trading on November 13, 2026 (or at such earlier or later date as determined by an officer of the Company) (the “Conversion Date”). You are receiving the enclosed Combined Information Statement/Prospectus because you were invested in the Acquired Fund as of the close of business on August 28, 2026. The Acquired Fund currently operates as an open-end mutual fund. The Acquiring Fund is a series of Hartford Funds Exchange-Traded Trust (the “Trust”) and is an exchange-traded fund (“ETF”). ETFs are structurally different from mutual funds.
The Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Fund, the members of which also serve as Trustees of the Trust, has approved the Conversion based on its determination that it is in the best interest of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Conversion. No shareholder vote is required to complete the Conversion. We are not asking you for a proxy and you are requested not to send us a proxy.
Hartford Funds Management Company, LLC believes that the Conversion will provide multiple benefits for shareholders, including:
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Lower net expenses taking into consideration an expense limitation arrangement that will be in place for at least one year from the Conversion Date;
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Intraday trading flexibility;
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Increased portfolio holdings transparency; and
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Potential for enhanced tax efficiency.
The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Conversion (except with respect to cash received or with respect to investors whose shares are redeemed or whose investment is liquidated prior to and in connection with the Conversion, as explained elsewhere in the enclosed Combined Information Statement/Prospectus). Importantly, in order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). No action is required on your part if you hold shares of the Acquired Fund in a brokerage account that can hold shares of an ETF. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of an ETF, please see the enclosed Combined Information Statement/Prospectus for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion.
If you do not wish to participate in the Conversion, you can exchange your Acquired Fund shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund shares as disclosed in the Acquired Fund’s prospectus. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

The Conversion is described in more detail in the attached Combined Information Statement/Prospectus. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference. Sincerely,

Gregory A. Frost
President and Chief Executive Officer

QUESTIONS AND ANSWERS
Shareholders should read the entire accompanying Combined Information Statement/Prospectus carefully. The following questions and answers will help explain the Conversion (as defined below), including the reasons for the Conversion.
Q: Why am I receiving the Combined Information Statement/Prospectus?
A: At a meeting held on August 4-5, 2026, the Board of Directors (the “Board” or “Acquired Fund Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of the Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) (the “Acquired Fund”) into a newly created exchange-traded fund, Hartford Hybrid and Credit Opportunities ETF (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Conversion”). You are receiving the enclosed Combined Information Statement/Prospectus because you were invested in the Acquired Fund as of the close of business on August 28, 2026 (the “Record Date”).
The Agreement and Plan of Reorganization and Liquidation (“Plan”) provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund. The Acquiring Fund and the Acquired Fund may be referred to herein as a “Fund.”
Q: How will the Conversion affect me as a shareholder?
A: The Conversion is anticipated to occur after the close of trading on November 13, 2026 (or at such earlier or later date as determined by an officer of the Company) (the “Conversion Date” or “Closing Date”).
After the close of business on the Closing Date, shareholders of the Acquired Fund will cease to be shareholders of the Acquired Fund. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an exchange-traded fund (“ETF”) on the Closing Date of the Conversion, you will automatically become a shareholder of the Acquiring Fund.
It is important for you to determine whether you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of shares of an ETF. The following account types cannot hold shares of ETFs:
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Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the net asset value (“NAV”) of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
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Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.
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Direct Held Retirement and Qualified Accounts. If you own shares of the Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of the Acquiring Fund (see “Direct Accounts” below for more information) prior to the Conversion or (ii) provide instructions for the exchange of Acquired Fund Shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will –    without any further notice –    be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by Hartford Funds Management Company, LLC, (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different principal investment strategy and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information has been provided in a separate letter to Direct Held Qualified Account shareholders.
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Direct Accounts. If you hold your shares of the Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
No further action is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.
Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of the Acquiring Fund, as applicable, which may be taxable. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.
After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. For more information related to the Acquiring Fund’s anticipated exchange and listing date, please see the question and answer below related to “When will the Acquiring Fund be listed on an exchange?”
Q: What are the differences between an ETF and a mutual fund?
A: ETFs are structurally different from mutual funds in several important aspects:
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A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.
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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.
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A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market prices.
As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Q: How comparable are the Acquired Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies and fundamental policies?
A: The Acquiring Fund will have the same investment objective, principal investment strategy and fundamental policies as the Acquired Fund.
Q: Who will be the investment manager and sub-adviser to the Acquiring Fund?
A: Hartford Funds Management Company, LLC (the “Investment Manager” or “HFMC”), the Acquired Fund’s investment manager, will serve as the investment manager to the Acquiring Fund immediately after the Conversion. Wellington Management Company LLP, the Acquired Fund’s sub-adviser, will serve as the sub-adviser to the Acquiring Fund immediately after the Conversion. Noah C. Atlas, CFA, the Acquired Fund’s portfolio manager, will serve as the portfolio manager to the Acquiring Fund.
Q: Has the Board of Directors approved the Conversion?
A: Yes, the Acquired Fund Board has approved the Conversion. The Acquired Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.
Q: What information did the Acquired Fund Board consider when evaluating the Conversion?
A: The Acquired Fund Board considered the Conversion proposed by HFMC and approved the Agreement and Plan of Reorganization and Liquidation (the “Plan”). In considering the Plan, the Acquired Fund Board requested and received detailed information from the officers of the Company, and representatives of HFMC, regarding the Conversion, including: (1) the reasons for and expected shareholder benefits of the Conversion; (2) the investment objectives, investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (3) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (4) the proposed plan for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management and business of HFMC and its affiliates; (6) the impacts of the Conversion on the Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the terms of the Plan.
Q: Why is the Conversion occurring?
A: The Directors of the Company (who are also the Trustees of Hartford Funds Exchange-Traded Trust) concluded that the Conversion is in the best interests of the Acquired Fund. In reaching this conclusion, the Directors considered that the Conversion is expected to provide certain benefits for the shareholders of the Acquired Fund, including lower overall net expenses taking into consideration an expense limitation arrangement that will be in place for at least one year from the Conversion Date, intraday trading flexibility, increased portfolio holdings transparency, and the potential for enhanced tax efficiency.
Q: Will there be any portfolio repositioning in connection with the Conversion?
A: Although no strategy-driven portfolio realignment is anticipated in connection with the Conversion, prior to the Conversion, the Acquired Fund may engage in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion. As of April 30, 2026, the Acquired Fund would not need to distribute to its shareholders any capital gains.
The actual amount of any distribution could change depending on market conditions and on transactions entered into by the Acquired Fund prior to the Conversion Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Conversion based on market conditions and other factors. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Q: When will the Acquiring Fund be listed on an exchange?
A: After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are expected to be listed on The NASDAQ Stock Market LLC (the “Exchange”) and to be available for trading on November 16, 2026. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all trading in ETF shares, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.
Q: Am I being asked to vote on the Conversion?
A: No. Shareholders of the Acquired Fund are not required to approve the Conversion under Maryland law or the 1940 Act, or the organizational documents governing the Acquired Fund. We are not asking you for a proxy and you are requested not to send us a proxy.
Shareholders of the Acquired Fund are separately being sent a proxy statement in September 2026 related to the Transaction (as defined below). The Hartford Insurance Group, Inc., the ultimate parent company of the Investment Manager, acting through a wholly owned subsidiary, and the corporate parent of Wellington Management, have entered into a definitive agreement under which Wellington Management’s corporate parent will acquire Hartford Funds Management Group, Inc. and its operating subsidiaries (including the Investment Manager) (the “Transaction”). Following the closing of the Transaction, the Investment Manager will continue to serve as the investment manager to the Acquiring Fund contingent upon the approval of the new investment management agreement by shareholders of the Acquired Fund.
Q: Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Acquired Fund?
A: Yes. The Acquiring Fund is expected to have a lower gross and net expense ratio than each share class of the Acquired Fund. The contractual expense limitation agreement between the Investment Manager and the Acquiring Fund will be in place until February 29, 2028, unless the Board of Trustees approves its earlier termination.
More information is available in the accompanying Combined Information Statement/Prospectus.
Q: Are there other benefits that I could experience as a shareholder of the Acquiring Fund?
A: Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund, you could also benefit from the intraday trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency available from investing in ETFs.
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Intraday Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.
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Increased Portfolio Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Conversion, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.hartfordfunds.com.
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Potential for Enhanced Tax Efficiency. Shareholders of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency available from the ETF structure relative to the mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all shareholders of the mutual fund that hold their shares in taxable accounts. The

Acquiring Fund may effect its creations and redemptions in cash and/or in-kind (or a combination thereof). To the extent the Acquiring Fund effects its creations and redemptions of shares primarily for cash rather than for securities, an investment in the Acquiring Fund would be expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.
Q: Are there risks unique to the Acquiring Fund operating as an ETF?
A: Yes. While the portfolio investment risks of the Acquired Fund and Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that your shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquiring Fund’s NAV and possibly result in trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund. The “Comparison of the Principal Risks” section in the Combined Information Statement/Prospectus provides a comparison of the Acquired Fund’s and the Acquiring Fund’s principal risks.
Q: Is there anything else that will be different once I am a shareholder of the Acquiring Fund?
A: Yes. As noted above, as a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees. Acquiring Fund Shares, however, may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.
In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund does not operate in a multiple class structure. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.
Q: Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?
A: No. Shareholders of the Acquired Fund will not pay any sales load, commission, or other similar fee in connection with the Conversion.
Q: Who will pay the costs in connection with the Conversion?
A: The Investment Manager, and not the Acquired Fund, will bear all costs associated with the Conversion. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, and stamp tax, if any, and security registration fees, which typically are Fund expenses.
Q: Will the Conversion result in any federal tax liability to me?
A: The Conversion is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Conversion qualifies for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Conversion (except with respect to cash received in liquidation of your Acquired Fund Shares in lieu of receiving Acquiring Fund Shares). Capital gains from securities sales by the Acquired Fund prior to the Conversion may be distributed by the Acquiring Fund after the Conversion.
You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.

The information about tax consequences in this document relates to the federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.
Q: What if I do not want to own shares of the Acquiring Fund?
A: If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund Shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Before exchanging shares, you should also carefully read your Acquired Fund’s statutory prospectus section entitled “How To Buy And Sell Shares - Exchanging Shares.” Redemption of your Acquired Fund Shares will be a taxable event if you hold your shares in a taxable account. Please see the question and answer below regarding the last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion.
Q: Can I purchase, redeem or exchange Acquired Fund Shares before the Conversion takes place?
A: In anticipation of the Conversion, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Fund until the dates indicated below:
Final Date to Purchase Fund Shares for Existing Shareholders	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
November 6, 2026	November 12, 2026
The dates above may change if the Conversion Date changes.
Q: How do I transfer my Acquired Fund Shares from a Direct Held Qualified Account to a brokerage account that will accept Acquiring Fund Shares?
A: If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q: How do I transfer my Acquired Fund Shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept the Acquiring Fund Shares?
A: The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in Acquiring Fund Shares. Contact your broker right away to make the necessary changes to your account.
Q: Whom do I contact for further information?
A: You can contact your financial intermediary for further information. You also may contact the Acquired Fund at 1-888-843-7824. You can also find information online at www.hartfordfunds.com.
Important additional information about the Conversion is set forth in the accompanying Combined Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS
September 16, 2026
The Hartford Mutual Funds, Inc. and Hartford Funds Exchange-Traded Trust
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068
We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy
This Combined Information Statement/Prospectus relates to the conversion of the Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) (the “Acquired Fund”) into a newly created exchange-traded fund, Hartford Hybrid and Credit Opportunities ETF (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Conversion”). You are receiving this Combined Information Statement/Prospectus because you were invested in the Acquired Fund as of the close of business on August 28, 2026 (the “Record Date”).
The Acquired Fund is a series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Acquiring Fund is a newly created series of Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), registered with the SEC as an open-end management investment company. This Combined Information Statement/Prospectus is furnished to shareholders of the Acquired Fund to inform them of a plan to reorganize the Acquired Fund into a newly created exchange-traded fund (“ETF”) and the Acquired Fund will subsequently be liquidated. Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) will continue to serve as the investment manager to the Acquiring Fund immediately after the Conversion.
The Board of Directors of the Company (“Acquired Fund Board” or “Board”) (who are also Trustees of the Trust) approved the Conversion. The Acquired Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Conversion.
The Conversion will be completed pursuant to terms of an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. A copy of the form of the Plan pertaining to the Conversion is included as Appendix A to this Combined Information Statement/Prospectus.
The Conversion is intended to be structured as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of the Acquired Fund on the Closing Date of the Conversion, you will receive shares of the Acquiring Fund and/or, in some cases, cash or shares of The Hartford Short Duration Fund that, in aggregate, have the same value as your Acquired Fund Shares on that date. Shares of the Acquiring Fund, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which may be taxable. For Acquired Fund Shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the enclosed Combined Information Statement/Prospectus that follows for additional actions that such Acquired Fund Shareholders must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund Shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The principal executive offices of the Company and the Trust are located at 690 Lee Road, Wayne, Pennsylvania 19087. The Acquiring Fund and the Acquired Fund may be referred to herein as a “Fund.” Shares of the Acquiring Fund are expected to be listed on The NASDAQ Stock Market LLC (the “Exchange”).
This Combined Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Conversion. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. Additional information is contained in the documents listed in the table below, which have been filed with the SEC, and are available by oral or written request and without charge as described below.
Documents:	How to Obtain a Copy:
Hartford Hybrid and Credit Opportunities
Fund’s statutory prospectus dated February
27, 2026, as supplemented April 29, 2026, as
supplemented May 22, 2026, as
supplemented June 3, 2026, as supplemented
August 6, 2026, and as may be further
amended, supplemented or restated (File
Nos. 333-02381 and 811-07589)

Combined Statement of Additional
Information of The Hartford Mutual Funds,
Inc. (the “Company”) and The Hartford Mutual
Funds II, Inc. dated February 27, 2026,
as
supplemented February 27, 2026, as
supplemented April 30, 2026, as
supplemented June 24, 2026, as
supplemented July 31, 2026, and as may be
further amended, supplemented or restated
(File Nos. 333-02381 and 811-07589)

These documents are available, without charge, on the Fund’s website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

Each of these documents is incorporated by reference into this
Combined Information Statement/Prospectus (meaning that they are legally considered to be part of this Combined Information Statement/
Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

Hartford Hybrid and Credit Opportunities
Fund’s annual financial statements and other
information dated October 31, 2025 (File No.
811-07589)

Hartford Hybrid and Credit Opportunities
Fund’s semi-annual financial statements and
other information dated April 30, 2026 (File
No. 811-07589)

These documents are available, without charge, on the Fund’s website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

Prospectus and Statement of Additional
Information dated September 9, 2026 for the
Acquiring Fund, which is on file with the SEC
(File Nos. 333-215165 and 811-23222)
(Accession No. 0001193125-26-386151).

The Acquiring Fund has not yet commenced operations as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund
has filed a Prospectus and Statement of Additional Information with the
SEC as it will be offered after the Conversion. That filing will be effective prior to the Conversion. A copy of the Acquiring Fund’s prospectus accompanies this Combined Information Statement/Prospectus.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available.

A Statement of Additional Information dated September 16, 2026, relating to this Combined Information Statement/Prospectus (“Conversion SAI”) (File No. 333-298257)
The Conversion SAI is available without charge by calling 1-888-843-7824.
The Conversion SAI has been filed with the SEC and is incorporated by reference into this Combined Information Statement/Prospectus. The
Conversion SAI is available free of charge on the EDGAR database on the
SEC’s website at www.sec.gov.

This Combined Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
No person has been authorized to give any information or to make any representations other than those contained in this Combined Information Statement/Prospectus and in the materials expressly incorporated by reference. If any person provides any other representation or information, you should not rely on those other representations or information since the Funds have not authorized those representations.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Combined Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

SYNOPSIS
You should read this entire Combined Information Statement/Prospectus carefully, as well as the statutory prospectus for the Acquiring Fund, which is enclosed. This is only a summary of certain information contained in this Combined Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Combined Information Statement/Prospectus in Appendix A, and the statutory prospectus for the Acquiring Fund, which is enclosed. For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of the Acquired Fund.
The Conversion
The Acquired Fund is currently operated as an open-end mutual fund and will be converted into an ETF through the reorganization of the Acquired Fund into the newly created Acquiring Fund, an ETF that has the same investment objective, policies and strategies as the Acquired Fund. As an ETF, the Acquiring Fund’s shares will be traded on an exchange and are expected to be listed for trading on The NASDAQ Stock Market LLC.
The reorganization of the Acquired Fund into the Acquiring Fund, along with the subsequent liquidation of the Acquired Fund, is referred to in this Combined Information Statement/Prospectus as a “Conversion.” The Conversion will be accomplished in accordance with the Plan.
The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders.
After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund except as set forth above for shareholders who do not hold their Acquired Fund Shares in a brokerage account that can hold ETFs. This exchange will occur on the Closing Date of the Conversion. The Acquired Fund will publicly disclose any changes to its Closing Date.
After carefully considering the recommendations of the Investment Manager, including the potential impact of the Conversion on the Acquired Fund’s shareholders, the Acquired Fund Board, including all of the Acquired Fund Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), have determined that the Conversion is in the best interests of the Acquired Fund, and will not dilute the interests of the existing shareholders of the Acquired Fund. The Acquired Fund Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, in the section entitled “Reasons for the Conversion.” Similarly, with respect to the Acquiring Fund, the Board of Trustees of Hartford Funds Exchange-Traded Trust, including all of the Independent Trustees, has approved the Conversion and has determined that the Conversion is in the best interest of the Acquiring Fund.
Federal Income Tax Consequences of the Conversion
The Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as a condition to closing the Conversion. Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Conversion of the Acquired Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares that you surrender in the Conversion. Prior to the consummation of the Conversion, you may redeem your

Acquired Fund Shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Capital gains from securities sales by the Acquired Fund prior to the Conversion may be distributed either by the Acquired Fund prior to the Conversion or by the Acquiring Fund after the Conversion.
You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.
You should consult your tax advisor regarding the effect, if any, of the Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Conversion, please see the section entitled “Tax Considerations.“
Comparison of Distribution Arrangements
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for the Acquired Fund. ALPS Distributors, Inc. (“ALPS”) serves as the principal underwriter and distributor for the Acquiring Fund. Each of HFD and ALPS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS will not distribute shares of the Acquiring Fund in amounts less than a Creation Unit (as defined below), and it does not maintain a secondary market in the shares of the Acquiring Fund. Neither HFD nor ALPS has any role in determining the investment policies of a Fund or the securities that are purchased or sold by a Fund. ALPS’ principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Comparison of Buying, Selling, and Exchanging Shares
The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and selling or redeeming shares. You may refer to the Acquiring Fund’s prospectus accompanying this Combined Information Statement/Prospectus under the section entitled “How To Buy And Sell Shares” for the procedures applicable to purchases and sales of shares of the Acquiring Fund, which are also summarized below. As with all ETFs, only Authorized Participants may purchase or redeem the Acquiring Fund’s shares directly from the Acquiring Fund at NAV in creation units, which are large blocks of shares. Retail shareholders purchase and sell shares of ETFs in the secondary market at a market price on an exchange. The Acquired Fund’s prospectus provides information under the section entitled “How To Buy And Sell Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Acquired Fund, which are also summarized below.
Acquiring Fund
Shares of the Acquiring Fund are listed for trading on a national securities exchange and can be bought and sold in the secondary market through a broker-dealer at market price throughout the trading day like shares of other publicly traded companies. The price of Acquiring Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares’ listing will continue or remain unchanged. The Acquiring Fund does not impose any minimum investment amount for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all ETF transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread –  the difference between the bid price (the highest price at which buyers are willing to buy shares) and the ask price (the lowest price at which sellers are willing to sell shares) (the “bid-ask spread”). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.
The Acquiring Fund does not provide for the exchange of shares.

Acquired Fund
An investor may purchase shares of the Acquired Fund through a financial intermediary. The Acquired Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Certain classes may not be available through all financial intermediaries. Certain classes of shares of the Acquired Fund may also be purchased through the Acquired Fund’s transfer agent by filling out an account application and mailing it to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824. You also may visit www.hartfordfunds.com to access an account application. The Acquired Fund is open on those days when the New York Stock Exchange (the “NYSE”) is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
Shareholders of the Acquired Fund may exchange their shares of the Acquired Fund for the same class of any other Hartford mutual fund if such share class is available.
Shares of one class of the Acquired Fund may be converted into (i.e., reclassified as) shares of a different class of the Acquired Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the Acquired Fund’s prospectus).
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Acquired Fund and may charge you for this service.
With respect to accounts held directly with the transfer agent (i.e. not held at the plan level or as an omnibus position), you may also sell your shares through the Acquired Fund’s transfer agent as noted below.
Arrangements for Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Acquired Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions that sell the shares of the Hartford mutual funds, and/or financial intermediaries and other intermediaries that provide services to the Hartford mutual funds. These payments may vary from one product to another.
If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates may make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) for access to brokerage platforms or distribution channels and/or support and/or services related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Acquiring Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, all of which are intended to encourage the sale of Acquiring Fund Shares. HFMC and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to HFMC or its affiliates relating to sales of Acquiring Fund Shares.

Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The Funds have the same investment objective. Each Fund seeks to provide long-term total return and current income. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
The Funds have the same principal investment strategies and fundamental investment restrictions.
The following comparisons summarize the principal investment strategies and additional investment strategies of each Fund.
	Acquired Fund (Hartford Hybrid and Credit Opportunities Fund)	Acquiring Fund (Hartford Hybrid and Credit Opportunities ETF)
Principal Investment Strategies
The Acquired Fund seeks to achieve its investment
objective by primarily investing in hybrid capital
securities and other credit-related instruments of
corporate issuers globally that the sub-adviser,
Wellington Management Company LLP (“Wellington
Management”), considers to be attractive from a total
return and current income perspective. The Acquired
Fund normally invests at least 80% of its assets in a
combination of hybrid capital securities and other
credit-related instruments. Hybrid capital securities
and other credit related instruments include
traditional preferred securities, trust preferred
securities, floating rate preferred securities,
convertible securities (including contingent
convertible securities (“CoCos”) and additional tier 1
instruments), junior subordinated debt, corporate
bonds, bank loans and loan participation interests,
fixed-income securities issued by foreign
governments (including quasi-sovereign debt), and
U.S. government and U.S. government agency
securities. The Acquired Fund may invest in certain
restricted securities, such as securities that are only
eligible for resale pursuant to Rule 144A, and
securities of U.S. and non-U.S. issuers that are issued
pursuant to Regulation S.

The Acquired Fund may use derivatives such as
futures, options, currency forwards and/or swaps to
manage portfolio risk, to efficiently obtain exposure to
hybrid capital securities and/or other credit-related
instruments and for other investment purposes. The
Acquired Fund may use futures to equitize cash.

The Acquired Fund may engage in active and frequent
trading of portfolio securities in seeking to achieve its
investment objective. Wellington Management will
tactically shift the Acquired Fund’s holdings and asset
allocations as appropriate based on market conditions
and its view of investment opportunities across the
capital structure of the global corporate universe.
Wellington Management focuses on the hybrid and
fixed income portion of the capital structure. The
Acquired Fund uses both a top-down and bottom-up
security selection approach. The Acquired Fund may
invest in securities of any maturity or duration. The
Acquired Fund normally invests in both investment
grade securities and non-investment grade securities
(also known as “junk bonds”).

The Acquired Fund’s investment manager, Hartford
Identical.

	Acquired Fund (Hartford Hybrid and Credit Opportunities Fund)	Acquiring Fund (Hartford Hybrid and Credit Opportunities ETF)

Funds Management Company, LLC, may seek to
manage distributions throughout the year to help
reduce fluctuations in monthly dividends. As a result,
the Acquired Fund may not distribute all of its net
investment income on a monthly basis.

Additional Investment Strategies
In addition to the principal strategies described in the
summary section, the Acquired Fund may also (1)
invest in debt securities of real estate investment
trusts (REITs); (2) enter into bond forwards; (3) invest
in other investment companies (including exchange-
traded funds (ETFs)); (4) invest in exchange-traded
notes (ETNs); (5) invest in municipal securities; (6) use
dollar rolls; (7) use other types of derivative
instruments; (8) invest in common stock; and (9) invest
in Section 4(a)(2) securities, a type of restricted
security. The Acquired Fund may also receive equity or
equity-related securities in connection with a
restructuring, conversion or workout of a prior or
existing fixed income investment. The Acquired Fund
may invest in securities of emerging market issuers.

Wellington Management will tactically shift the
Acquired Fund’s holdings and asset allocations as
appropriate based on market conditions and its view
of investment opportunities across the capital
structure of the global corporate universe. Wellington
Management focuses on the hybrid and fixed income
portion of the capital structure. As part of the
investment process, Wellington Management uses a
relative value approach to seek to identify attractive
investment opportunities across the corporate capital
structure by estimating a probability weighted
expected return. Wellington Management believes
that opportunities arise when there are inefficiencies
in the hybrid capital market. To seek to take
advantage of such inefficiencies, Wellington
Management seeks to identify mispriced securities as
part of the investment process.
Identical.
The principal risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF and certain principal risks (e.g. Large Shareholder Transaction Risk) of the Acquired Fund are not principal risks, but rather additional risks of the Acquiring Fund. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of the Fees and Expenses
Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the 12-months ending April 30, 2026.
The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets as of April 30, 2026, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Actual expenses may vary significantly.

Shareholder Fees (fees paid directly from your investment)
	Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)								Hartford Hybrid and Credit Opportunities ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	Y	F	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%(1)	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1),(2)	1.00%(1)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)								Hartford Hybrid and Credit Opportunities ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	Y	F	ETF Shares
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.50%
Distribution and service (12b-1) fees(3)	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.29%	0.29%	0.23%	0.36%	0.33%	0.26%	0.26%	0.16%	0.13%(4)
Total annual fund operating expenses	1.14%	1.89%	0.83%	1.46%	1.18%	0.86%	0.86%	0.76%	0.63%
Fee waiver and/or expense reimbursement	0.14%(5)	0.14%(5)	0.08%(5)	0.14%(5)	0.16%(5)	0.14%(5)	0.14%(5)	0.11%(5)	0.08%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%(5)	1.75%(5)	0.75%(5)	1.32%(5)	1.02%(5)	0.72%(5)	0.72%(5)	0.65%(5)	0.55%(6)

(1)
In connection with the Conversion, effective as of the close of business on September 30, 2026, no sales charges will be imposed on purchases of Class A shares of the Acquired Fund, and no contingent deferred sales charges (“CDSC”) will be imposed on redemptions of Class A or Class C shares of the Acquired Fund.
(2)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(3)
In connection with the Conversion, effective as of the close of business on September 30, 2026, distribution and service (Rule 12b-1) fees on all applicable share classes of the Acquired Fund will be waived.
(4)
“Other expenses” of the Acquiring Fund are estimated for the current fiscal year.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows for the Acquired Fund: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.32% (Class R3),1.02% (Class R4), 0.72% (Class R5), 0.72% (Class Y), and 0.65% (Class F). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
(6)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses for the Acquiring Fund to 0.55%. This contractual arrangement will remain in effect through February 29, 2028 unless the Board of Trustees of Hartford Funds Exchange-Traded Trust approves its earlier termination.

Example
The examples below are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each Fund, the examples also assume that:
●
Your investment has a 5% return each year.
●
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and/or expense reimbursement arrangements reflected in the tables above for only the first year).
●
You reinvest all dividends and distributions.
There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Pro forma numbers do not reflect cash paid in lieu of fractional Acquiring Fund Shares; the cost of the Conversion, which will be borne by HFMC and not the Funds; or the transaction costs (e.g., brokerage commissions) in connection with any transition management techniques in connection with the Conversion, which will be borne by the respective Fund.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1	Year 3	Year 5	Year 10
Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)
Class A	$399	$638	$896	$1,632
Class C	$278	$580	$1,008	$2,200
Class I	$77	$257	$453	$1,018
Class R3	$134	$448	$784	$1,734
Class R4	$104	$359	$634	$1,418
Class R5	$74	$260	$463	$1,048
Class Y	$74	$260	$463	$1,048
Class F	$66	$232	$412	$932
Pro Forma – Hartford Hybrid and Credit Opportunities ETF (Acquiring Fund)	$56	$194	$343	$779
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the portfolio turnover rate of the Acquired Fund was 73% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2026, the portfolio turnover rate for the Acquired Fund was 11% of the average value of its portfolio. The Acquiring Fund is not operational and does not currently have investment assets.

COMPARISON OF THE PRINCIPAL RISKS
The Acquired Fund and the Acquiring Fund have similar principal risks. However, there are some differences. Large Shareholder Transaction Risk is unique to an investment in the Acquired Fund, which is an additional risk of the Acquiring Fund. The following principal risks are unique to an investment in the Acquiring Fund: Authorized Participant Concentration Risk, Cash Transactions Risk, and Market Price Risk. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective. The principal risks for the Acquired Fund and the Acquiring Fund are identified in the table below followed by a description of each risk. The additional risks of the Acquiring Fund are set forth in the prospectus that accompanies this Combined Information Statement/Prospectus.
√ Principal Risk	Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)	Hartford Hybrid and Credit Opportunities ETF (Acquiring Fund)
Active Investment Management Risk	√	√
Active Trading Risk	√	√
Authorized Participant Concentration Risk		√
Call Risk	√	√
Cash Transactions Risk		√
Convertible Securities Risk	√	√
Counterparty Risk	√	√
Credit Risk	√	√
Currency Risk	√	√
Derivatives Risk	√	√
Forward Currency Contracts Risk	√	√
Futures and Options Risk	√	√
Swaps Risk	√	√
Distribution Risk	√	√
Event Risk	√	√
Foreign Investments Risk	√	√
High Yield Investments Risk	√	√
Interest Rate Risk	√	√
Large Shareholder Transaction Risk	√
Leverage Risk	√	√
Liquidity Risk	√	√
Loans and Loan Participations Risk	√	√
Market Price Risk		√
Market Risk	√	√
Preferred and Other Hybrid Securities Risk	√	√
Restricted Securities Risk	√	√
U.S. Government Securities Risk	√	√
Volatility Risk	√	√
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Authorized Participant Concentration Risk –  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants on an agency basis (i.e., on behalf of other market participants), and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Cash Transactions Risk –  The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
CoCos and additional tier 1 instruments are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos and additional tier 1 instruments may be written down to zero even when the underlying equity may retain value. The value of CoCos and additional tier 1 instruments is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos and additional tier 1 instruments; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos and additional tier 1 instruments may be considered speculative.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The

Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Distribution Risk –  The Fund is not designed to provide a predictable level of dividend income. The income payable on the Fund’s investments in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the

Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. In addition, because liquidity in certain underlying portfolio securities may fluctuate over time, shares of the Fund may, at times, trade at a larger than normal premium or discount to NAV. In addition, to the extent certain of the Fund’s portfolio securities are trading on days or at times the Fund’s shares are not trading, bid-ask spreads and the resulting premium or discount to the NAV of the Fund’s shares may widen. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Investment Manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Where all or a portion of the Fund’s underlying securities trade in a market that is closed, when the market in which the Fund shares are listed and trading is open, there may be changes between the last available quotation from the closed foreign market, and the value of such security during the Fund’s domestic trading day. This could lead to differences between the market price of the Fund shares and the underlying value of the Fund’s holdings. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Preferred and Other Hybrid Securities Risk –  Preferred and other hybrid securities may be subject to greater credit risk and other risks than more senior debt instruments. Preferred and other hybrid securities are also subject to risks related to limited or no voting rights, deferred and omitted distributions, interest rate risk, liquidity risk, regulatory or tax changes, volatility risk, and optional or mandatory redemption provisions. When debt obligations are prepaid or when securities are redeemed, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss. Investments in preferred and other hybrid securities may also be subject to extension risk (the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease). Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. The market for trust preferred securities may be more volatile than those of conventional debt securities and there can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings. Subordinated debt typically has lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.

REASONS FOR THE CONVERSION, BOARD CONSIDERATIONS AND BENEFITS OF THE CONVERSION
Hartford Funds Management Company, LLC (the “Investment Manager” or “HFMC”), the investment manager of the Acquired Fund and the Acquiring Fund, proposed the Conversion because it believes that the Conversion is in the best interests of the Acquired Fund. The Investment Manager believes that the Conversion will lower the overall net expense ratio taking into consideration the expense limitation arrangement that will be in place until February 29, 2028 and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. The Acquiring Fund is expected to have a lower gross and net expense ratio than each share class of the Acquired Fund. The Investment Manager believes that the Acquiring Fund’s investment strategy has a better opportunity to gain scale in the ETF wrapper and that the Conversion is preferable to liquidating the Acquired Fund or other alternatives.
The Conversion was presented to the Board for consideration and approval at a meeting held on August 4-5, 2026. In advance of the meeting, the Board requested and received detailed information from the Investment Manager regarding the Conversion. The Board also received presentations from representatives of the Investment Manager at the meeting held on August 4-5, 2026 regarding the Conversion and from the Acquired Fund’s portfolio manager at a meeting held on May 19-20, 2026 regarding the Acquired Fund’s investment strategy. After reviewing and evaluating the materials and presentations received by the Board, including the factors summarized below and other information in this Combined Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved the Conversion as set forth in the Plan. In reviewing the Conversion, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel. In addition, the Independent Directors engaged an independent consultant (the “Consultant”) to assist them in evaluating the Acquiring Fund’s management fee rate and estimated overall expense ratios. The Board considered all factors deemed pertinent in its business judgment, including the potential benefits and costs of the Conversion to the shareholders of the Acquired Fund. These considerations included the following:
●
The Acquired Fund and the Acquiring Fund have the same investment objective, investment strategies and fundamental investment policies. The Acquired Fund changed its investment objective, principal investment strategy, portfolio managers and performance benchmark effective July 31, 2026.
●
HFMC is the investment manager to the Acquired Fund and the Acquiring Fund, and there are no material differences in the contractual terms of the investment management agreements. HFMC represented that the Conversion will not result in any decline in the level of services from the level of services that historically has been provided to the Acquired Fund.
●
A vote of shareholders is not required under the organizational documents governing the Acquired Fund.
●
The Conversion met the conditions of Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Acquired Fund or the Acquiring Fund.
●
HFMC, and not the Funds, will bear all costs associated with the Conversion. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, and stamp tax, if any, and security registration fees, which typically are Fund expenses. HFMC and Wellington Management do not anticipate any strategy-driven portfolio realignment in connection with the Conversion, but prior to the Conversion, the Acquired Fund may engage in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion.
●
The Acquiring Fund is expected to have a lower overall gross and net expense ratios than each share class of the Acquired Fund. The Acquiring Fund and the Acquired Fund use a non-unitary management fee structure. The management fee rate for the Acquiring Fund will be lower than the management fee rate for the Acquired Fund. The Consultant provided its independent analysis and views regarding the Acquiring Fund’s management fee rate and estimated overall expense ratios.
●
The Acquired Fund’s distribution and service (Rule 12b-1) fees will be waived effective as of the close of business on September 30, 2026.
●
Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. HFMC described the impact to different types of shareholders as set forth in the Plan in the event such shareholders do not have a brokerage account that is permitted to hold ETF shares.
●
A portion of the Acquired Fund’s shareholder base is not likely to participate in the Conversion and, therefore, the Acquiring Fund will have reduced assets after the Conversion as compared to the Acquired Fund.
●
HFMC has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Conversion. As part of this communications plan, HFMC will engage with Acquired Fund Shareholders or their financial intermediaries on the potential implications of the Conversion, including the need to have a brokerage account in place prior to the Conversion.
●
The Conversion is intended to be a tax-free reorganization.
●
The Acquiring Fund will assume the financial and performance history of the Acquired Fund following the Conversion.
●
Shares of the Acquiring Fund and/or, in some cases, cash or shares of The Hartford Short Duration Fund, that would be received by the shareholders of the Acquired Fund in the exchange will have an aggregate NAV equal to the aggregate NAV of their shares of the Acquired Fund as of the Closing Date of the Conversion.
●
The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.
●
There are alternatives available for shareholders of the Acquired Fund, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Conversion without being subject to any Fund-imposed fees.
●
Current shareholders of the Acquired Fund are expected to benefit from the potential for greater tax efficiency and trading efficiency available from the ETF structure relative to the mutual fund structure.
●
HFMC believes that the Conversion provides a better resolution for the Acquired Fund as compared to other options, such as allowing the Acquired Fund to continue to operate, launching a new ETF, or merging the Acquired Fund into another fund.
●
There are potential benefits to HFMC in expanding its ETF line-up and potential conflicts of interest around such benefits.
Based upon their evaluation of the relevant information presented to it, the Acquired Fund Board, including all of the Independent Directors, approved the Plan. The Acquired Fund Board, including all of the Independent Directors, determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.

MANAGEMENT OF THE FUNDS
The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Insurance Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of June 30, 2026, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $161.80 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
The investment management agreement between the Trust and HFMC, on behalf of the Acquiring Fund, will terminate upon the closing of the Transaction (as defined below) due to a proposed change of control of HFMC, which is expected to close in the first quarter of 2027. The Hartford, acting through a wholly owned subsidiary, and the corporate parent of Wellington Management, have entered into a definitive agreement under which Wellington Management’s corporate parent will acquire Hartford Funds Management Group, Inc. (“HFMG”) and its operating subsidiaries (including HFMC) (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing investment management agreement between the Trust and HFMC within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment management agreement automatically terminates upon its “assignment” under the terms of the agreement and the applicable provisions of the 1940 Act, the change in control will terminate the existing investment management agreement entered into by the Trust on behalf of the Acquiring Fund and require that the Board and Acquiring Fund shareholders approve a new investment management agreement for the Acquiring Fund. To address this requirement, prior to the Conversion Date and the Acquiring Fund’s public offering to shareholders, the Board and the sole initial shareholder of the Acquiring Fund are expected to approve both the current investment management agreement and a new investment management agreement with approval of the new investment management agreement contingent upon the approval of the Acquired Fund’s shareholders, with the latter to take effect upon the closing of the Transaction to replace the current investment management agreement. Shareholders of the Acquired Fund will receive a proxy statement providing details regarding the Transaction and will be asked to approve the new investment management agreement for the Acquiring Fund that will be effective upon the closing of the Transaction.
Following the closing of the Transaction, HFMC will continue to serve as investment manager to the Acquiring Fund pursuant to the new investment management agreement contingent upon approval of the Acquired Fund’s shareholders. The investment management services to be provided by HFMC under the new investment management agreement are identical to the services provided under the existing investment management agreement, and no changes in the contractual management fee will result from the new agreement.
The contractual management fee of the Acquired Fund and the Acquiring Fund are set forth below. The contractual management fees set forth below are accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets.
Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.6000%
Next $4 billion	0.5500%
Amount Over $5 billion	0.5300%
Hartford Hybrid and Credit Opportunities ETF (Acquiring Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.5000%
Amount Over $1 billion	0.4900%

For the fiscal year ended October 31, 2025, the Acquired Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee
Hartford Hybrid and Credit Opportunities Fund	0.60%
The Acquiring Fund has no operational history and therefore no effective annual management fee to report.
With respect to the Acquired Fund, a discussion regarding the basis for the Board of Directors’ approval of the investment management agreement with the Investment Manager and the investment sub-advisory agreement is available in the Acquired Fund’s Annual Financial Statements and Other Information filed on Form N-CSR for the fiscal year ended October 31, 2025. With respect to the Acquiring Fund, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement with the Investment Manager and the investment sub-advisory agreement, will be available in the Acquiring Fund’s first financial statements and other information filed on Form N-CSR.
The Investment Manager pays a sub-advisory fee to the sub-adviser out of its management fee.
“Manager of Managers” Structure
The Investment Manager and the Acquired Fund rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Acquired Fund operates pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors/Trustees, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors/Trustees, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager without obtaining approval from the Fund’s shareholders (the “Original Relief”). Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship. Shareholders of the Acquired Fund have approved the operation of the Fund under the Original Relief set forth in the Order. The Investment Manager and the Acquiring Fund will rely on the Order from the SEC under which the Acquiring Fund will operate pursuant to a “Manager of Managers” structure. The sole initial shareholder of the Acquiring Fund is expected to approve the operation of the Acquiring Fund under the Original Relief set forth in the Order.
The Investment Sub-Adviser
Wellington Management serves as the sub-adviser to the Acquired Fund and performs the daily investment of the assets for the Acquired Fund and will serve as the sub-adviser to the Acquiring Fund and will perform the daily investment of the assets for the Acquiring Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2026, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.37 trillion in assets.
Portfolio Manager
The portfolio manager for each Fund is set forth below.
Noah Atlas, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, will serve as the portfolio manager to the Acquiring Fund and has served as a portfolio manager of the Acquired Fund since July 2026. Mr. Atlas joined Wellington Management as an investment professional in 2015.
Each Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

PERFORMANCE OF THE FUNDS
The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history prior to the Conversion. The Acquiring Fund has been organized solely in connection with the Conversion to acquire all of the eligible assets and liabilities of the Acquired Fund. The Acquiring Fund is adopting the historical performance of Class F of the Acquired Fund, which will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after liquidation of the Acquired Fund). The Acquiring Fund will have the same performance benchmark and regulatory benchmark as the Acquired Fund, which are the ICE BofA US All Capital Securities Index and the Bloomberg US Aggregate Bond Index, respectively.
The historical performance of Class F of the Acquired Fund is included in the Acquiring Fund’s prospectus that accompanies this Combined Information Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE CONVERSION
The Agreement and Plan of Reorganization and Liquidation
This is only a summary of the Agreement and Plan of Reorganization and Liquidation (the “Plan”). You should read the form of Plan, which is attached as Appendix A to this Combined Information Statement/Prospectus, for complete information about the Conversion.
The Conversion will take place after various conditions are satisfied, including the preparation of certain documents. The Company and the Trust will determine a specific Closing Date on which the Conversion will take place.
The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund.
Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:
●
If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
●
If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.
●
If you own shares of the Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of the Acquiring Fund (see the paragraph below for more information) prior to the Conversion or (ii) provide instructions for the exchange of Acquired Fund Shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will –    without any further notice –    be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different principal investment strategy and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund.
●
If you hold your shares of the Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Conversion.
The parties may agree to amend the Plan to the extent permitted by law. If the Company agrees, the Plan may be terminated or abandoned at any time before the Conversion.
The Company and the Trust have each made representations and warranties in the Plan that are customary in matters such as the Conversion. The Plan contains a number of conditions precedent that must occur before the Acquired Fund or Acquiring Fund is obligated to proceed with the Conversion. One of these conditions requires that the Company and the Trust shall each have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.
Although shareholder approval of the Conversion is not required and the Investment Manager does not anticipate that the Conversion will be terminated, if the Conversion is terminated, shareholders of the Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a series of the Company.
Tax Considerations
The following is a general summary of some of the important U.S. federal income tax consequences of the Conversion, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that have their Acquired Fund Shares exchanged for the Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, and local tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Acquired Fund Shares are exchanged for shares of Short Duration Fund, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.
The Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Conversion, Dechert LLP, counsel to the Funds, will deliver an opinion (“Tax Opinion”) to the Company and the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and the Acquiring Fund) and the existing federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for federal income tax purposes:
●
The Conversion will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
●
No Fund will recognize any gain or loss as a direct result of the Conversion;
●
The Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for the Acquiring Fund Shares, except with respect to cash received, if any;
●
The aggregate tax basis in the Acquiring Fund Shares that an Acquired Fund shareholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Fund Shares the shareholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for the Acquiring Fund Shares that an Acquired Fund shareholder receives pursuant to the Conversion will include the holding period for the Acquired Fund Shares the shareholder holds immediately before the Conversion, provided that the shareholder holds the shares as capital assets at the time of the Conversion;
●
The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Conversion, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Conversion; and
●
The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.
Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the IRA shareholders redeeming or exchanging their Acquired Fund Shares for shares of Short Duration Fund or another investment option, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If the Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the shares of the Acquiring Fund it received.
The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from securities sales or portfolio turnover prior to the Conversion may be distributed by the Acquiring Fund after the Conversion. If the Conversion were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Combined Information Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by the Acquired Fund and the Acquiring Fund, the Acquired Fund may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Conversion.
General Limitation on Losses. Assuming the Conversion qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.
If, as is anticipated, at the time of the closing of the Conversion, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Conversion.
Thus, the Conversion of the Acquired Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other Conversion transactions in which the Acquiring Fund might engage post-Conversion.
The foregoing description of the U.S. federal income tax consequences of the Conversion applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, and other tax laws because this discussion only relates to U.S. federal income tax laws.

At October 31, 2025 (tax year end), the Acquired Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:
Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
$7,454,095	$91,197,280
Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with the Conversion other than brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees, which will be borne by the respective Fund.
Accounting Survivor
Class F shares of the Acquired Fund will be the accounting survivor of the Conversion.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Capital Structure and Shareholder Rights
The Acquired Fund is a series of The Hartford Mutual Funds, Inc. The Hartford Mutual Funds, Inc. is an open-end, registered management investment company. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The operations of The Hartford Mutual Funds, Inc. are governed by its Articles of Amendment and Restatement along with any amendments or supplements thereto, Amended and Restated By-Laws, and state law. The Hartford Mutual Funds, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Fund is a series of Hartford Funds Exchange-Traded Trust. Hartford Funds Exchange-Traded Trust, an open-end, registered management investment company, was established as a Delaware statutory trust on September 20, 2010. Hartford Funds Exchange-Traded Trust operates pursuant to an Amended and Restated Agreement and Declaration of Trust, its By-Laws, and state law. Hartford Funds Exchange-Traded Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing The Hartford Mutual Funds, Inc. and Hartford Funds Exchange-Traded Trust are provided in Appendix C to this Combined Information Statement/Prospectus.
Capitalization of the Funds
The tables below for the Conversion set forth the net assets, number of shares outstanding, and net asset value per share, assuming the Conversion occurred as of July 17, 2026. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Conversion and assuming the Conversion occurred as of July 17, 2026. These numbers are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.
	Net Assets	Net Asset Value Per Share(1)	Shares Outstanding
Hartford Hybrid and Credit Opportunities Fund - Class A	$52,818,640	$8.82	5,990,873
Hartford Hybrid and Credit Opportunities Fund - Class C	$4,221,977	$8.92	473,428
Hartford Hybrid and Credit Opportunities Fund - Class I	$50,965,638	$8.71	5,853,976
Hartford Hybrid and Credit Opportunities Fund - Class R3	$24,684	$8.86	2,786
Hartford Hybrid and Credit Opportunities Fund - Class R4	$47,409	$8.80	5,388
Hartford Hybrid and Credit Opportunities Fund - Class R5	$8,830,406	$8.69	1,016,046
Hartford Hybrid and Credit Opportunities Fund - Class Y	$3,686,645	$8.70	423,626
Hartford Hybrid and Credit Opportunities Fund - Class F	$19,775,717	$8.70	2,272,391
Hartford Hybrid and Credit Opportunities ETF(2)	N/A	N/A	N/A
Pro Forma Adjustment	$0(3)	$0.00(4)	(12,529,236)(4)
Hartford Hybrid and Credit Opportunities ETF (pro forma combined)	$140,371,116(5)	$40.00(4)	3,509,278
(1)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(2)
The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(3)
HFMC, and not the Funds, will bear the costs of the Conversion as described above (which do not include brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees). Accordingly, there are no pro forma adjustments to net assets to reflect the costs of the Conversion.
(4)
The adjustment to the number of shares outstanding is attributable to the Acquiring Fund’s initial NAV. The Acquiring Fund is expected to launch at $40 NAV per share.
(5)
Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.
Income and Capital Gain Distribution Policies
The distribution policy of each Fund is the same with respect to the timing of the distributions. Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, for each Fund are normally declared and paid monthly. To help maintain more stable monthly distributions, the distribution paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during such period, and any such under- (or over-) distribution of income would be reflected in the Fund’s net asset value. Each Fund intends to distribute substantially all of the Fund’s net investment income over time.
Pricing and Valuation Arrangements
The Acquired Fund has similar procedures for valuing its portfolio securities as the Acquiring Fund. For each Fund, the NAV per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the NYSE is open (“Valuation Date”). If the NYSE is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate a Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day. Further information about a Fund’s pricing and valuation arrangements is contained in the Acquiring Fund’s prospectus and statement of additional information and the Acquired Fund’s prospectus and statement of additional information.
Non-Fundamental Investment Policies related to Fund Name for the Acquiring Fund
The Acquiring Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time the Fund invests its assets and will be tested on a quarterly basis for both new and existing investments. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund may count its investments in other investment companies, including ETFs, that have an 80% investment policy consistent with the investment focus suggested by the Fund’s name, toward compliance with the Fund’s 80% Policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Any derivatives that provide exposure to the investment focus suggested by the Fund’s name, or to one or more market risk factors associated with the investment focus suggested by the Fund’s name, will be counted (as applicable) toward compliance with the Fund’s 80% Policy.
The Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% Policy covered by Rule 35d-1.

GENERAL INFORMATION
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as the Independent Registered Public Accounting Firm for the Acquired Fund for its fiscal year ended October 31, 2025 and will serve as the Independent Registered Public Accounting Firm for the Acquiring Fund. PwC was responsible for performing annual audits of the financial statements and financial highlights of the Acquired Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about the Acquired Fund in its Annual Financial Statements and Other Information dated October 31, 2025 and its Semi-Annual Financial Statements and Other Information dated April 30, 2026, which are available free of charge on the Acquired Fund’s website at hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Share Ownership
As of August 28, 2026, the Acquiring Fund was not operational and, therefore, had no shareholders. As of August 28, 2026, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of the Acquired Fund’s shares. As of August 28, 2026, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Acquired Fund, except as listed in Appendix B. As of August 28, 2026, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Funds’ investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS
The financial highlights are intended to help you understand the Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share of the Acquired Fund. The total returns in the table for the Acquired Fund represent the rate that an investor would have earned, or lost, on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).
The Acquiring Fund is new and has no performance history as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Acquired Fund’s Class F shares following the Conversion.
For the Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectus, which is incorporated by reference herein. The information for the last five fiscal years has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, whose reports, along with the Acquired Fund’s financial statements and financial highlights, are included in the Annual Financial Statements and Other Information filed on Form N-CSR, which is available upon request. In addition, the unaudited financial highlights reflecting the six-month period ended April 30, 2026 are included in the Acquiring Fund’s prospectus, which are incorporated by reference herein.
Further information about the Acquired Fund’s performance is included in the Annual Financial Statements and Other Information and Semi-Annual Financial Statements and Other Information filed on Form N-CSR. The Acquired Fund will furnish, without charge, a copy of its most recent Annual Financial Statements and Other Information and Semi-Annual Financial Statements and Other Information filed on Form N-CSR to any shareholder upon request.

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this ____ day of ____________ 2026, by Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (“ETF Trust”), on behalf of Hartford Hybrid and Credit Opportunities ETF (the “Acquiring Fund”), and The Hartford Mutual Funds, Inc., a Maryland Corporation, (“Mutual Fund Company”), on behalf of Hartford Hybrid and Credit Opportunities Fund (the “Acquired Fund”), and, with respect to paragraph 10.2 of this Agreement, Hartford Funds Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“HFMC”).
WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);
WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Acquired Fund, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1 (such resulting amount, the “Transferred Assets”), to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Acquired Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept the Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders, and (6) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Transferred Assets and Liabilities of the Acquired Fund;
WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund;
WHEREAS, the Board of Directors of Mutual Fund Company has determined, with respect to the Acquired Fund, that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization; and
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Acquired Fund and the Acquiring Fund, and with respect to paragraph 10.2 of this Agreement, HFMC, hereto covenant and agree as follows:
1. REORGANIZATION
1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mutual Fund Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its Transferred Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:
(a) to deliver to the Acquired Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:
i. the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;
ii. the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares;

iii. the value of the Acquired Fund Shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (“Coverdell Shareholders”), which shall be exchanged for shares of The Hartford Short Duration Fund equal in value to the net asset value of such Acquired Fund Shares; and
iv. the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;
with the number of full shares to be delivered determined by dividing the value of the Acquired Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and
(b) to assume all Liabilities of the Acquired Fund, as set forth in paragraph 1.3.
Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).
1.2. The Assets of Mutual Fund Company attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Acquired Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.
1.3. ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.
1.4. Immediately following the actions contemplated by paragraph 1.1, Mutual Fund Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Mutual Fund Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders, IRA Shareholders and Coverdell Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by Mutual Fund Company, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders and Coverdell Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Acquired Fund shares for The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund shares held by such Acquired Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of IRA Shareholders and Coverdell Shareholders whose Acquired Fund Shares are held through a fund direct IRA or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., which shall be exchanged for shares of The Hartford Short Duration Fund equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders who hold Acquired Fund

Shares through a fund direct IRA or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. will have their shares exchanged for shares of The Hartford Short Duration Fund equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund Shareholder provides alternative direction prior to the Reorganization.
1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.
1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2. VALUATION
2.1. The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends and/or other distributions on that date by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Mutual Fund Company’s Board of Directors (which are the same in all material respects as those of the Acquiring Fund). The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.
2.2. The aggregate net asset value of the Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust. The net asset value per share of the Acquiring Fund Shares shall be $40 on the Valuation Date or otherwise determined by the Acquiring Fund in a manner that is consistent with the valuation procedures set forth in the then-current prospectus for the Acquiring Fund and the valuation procedures established by the Board of Trustees of the ETF Trust.
2.3. The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be November __, 2026 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of HFMC or at such other time and/or place, including by virtual means, as the parties may agree.
3.2. Prior to the Closing Date, Mutual Fund Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquiring Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) of the 1940 Act and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3. Mutual Fund Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation as soon as practicable after the close of business on the Closing Date, that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.
3.4. In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Directors of Mutual Fund Company, with respect to the Acquired Fund and of the Board of Trustees of ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Mutual Fund Company, Mutual Fund Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a) The Acquired Fund is duly established as a series of Mutual Fund Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Mutual Fund Company is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Mutual Fund Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement.
(b) Mutual Fund Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).
(d) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) On the Closing Date, Mutual Fund Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver Transferred Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Transferred Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.
(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of its Articles of Amendment and Restatement or Amended and Restated By-Laws of Mutual Fund Company, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound.
(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, the custody agreement, and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Mutual Fund Company’s knowledge, threatened against Mutual Fund Company, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Mutual Fund Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Mutual Fund Company, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at April 30, 2026 are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.
(j) Since April 30, 2026, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.
(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Mutual Fund Company’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.
(l) For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Acquired Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).
(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Mutual Fund Company, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Mutual Fund Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(o) The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund and Mutual Fund Company, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of ETF Trust, ETF Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a) The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and By-Laws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement.
(b) ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.
(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Amended and Restated Agreement and Declaration of Trust and By-Laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.
(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.
(g) As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (g), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.
(h) Immediately prior to the Closing Date, the Acquiring Fund will have no assets (other than de minimis seed capital) or liabilities, contingent or otherwise and will not have conducted any investment operations.
(i) As of the Closing Date, no federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund will have been required by law to have been filed, and no federal and other taxes will be due. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and will not have any tax liabilities.
(j) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.
(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.
(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5. COVENANTS
Mutual Fund Company, on behalf of the Acquired Fund, and ETF Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:
5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) any repositioning of the Acquired Fund’s portfolio. The Acquiring Fund is not currently operational.
5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.
5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.5. ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.6. Each of the Acquired Fund and the Acquiring Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.7. Mutual Fund Company, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.
5.8. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of Mutual Fund Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Mutual Fund Company, to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1. All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.2. ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.
6.3. ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Mutual Fund Company, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4. ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Mutual Fund Company, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Mutual Fund Company shall reasonably request.
6.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of ETF Trust, to the performance by Mutual Fund Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
7.1. All representations and warranties of Mutual Fund Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
7.2. Mutual Fund Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Mutual Fund Company, on behalf of the Acquired Fund, on or before the Closing Date.
7.3. Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Mutual Fund Company, on behalf of the Acquired Fund. Mutual Fund Company shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.
7.4. Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Mutual Fund Company, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as ETF Trust, on behalf of the Acquiring Fund, shall reasonably request.
7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Mutual Fund Company, on behalf of the Acquired Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
8.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, and Board of Trustees of ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of the Articles of Amendment and Restatement and Amended and Restated By-Laws of Mutual Fund Company for the Acquired Fund and the Amended and Restated Agreement and Declaration of Trust and By-Laws of the ETF Trust for the Acquiring Fund, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Mutual Fund Company nor the ETF Trust may waive the condition set forth in this paragraph 8.1.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Mutual Fund Company, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Mutual Fund Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5. With respect to the Reorganization, the Acquired Fund and Acquiring Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:
(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Transferred Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;
(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Transferred Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares;
(d) Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);
(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to shares for which cash is received);
(f) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization;
(g) Under Section 362(b) of the Code, the tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;
(h) Under Section 1223(2) of the Code, the holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and
(i) The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.
The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Mutual Fund Company may waive the conditions set forth in this paragraph 8.5.
9. INDEMNIFICATION
9.1. The Acquiring Fund, solely out of its Assets (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Mutual Fund Company and its Directors and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
9.2. The Acquired Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Mutual Fund Company or its Directors or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
10. BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS
10.1. ETF Trust, on behalf of the Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2. The expenses relating to the Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement/Prospectus, legal fees, and accounting fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
11.1. Each of ETF Trust, on behalf of the Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of ETF Trust with respect to the Acquiring Fund or Board of Directors of Mutual Fund Company with respect to the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Reorganization. The consummation of a Reorganization shall not be contingent on the consummation of any other Reorganization.
13. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Mutual Fund Company.
14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF HARTFORD HYBRID AND CREDIT OPPORTUNITIES FUND

By: ________________________________
Name:
Title:

HARTFORD FUNDS EXCHANGE-TRADED TRUST, ON BEHALF OF HARTFORD HYBRID AND CREDIT OPPORTUNITIES ETF

By: ________________________________
Name:
Title:

With respect to Paragraph 10.2 of this Agreement,
Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By: ________________________________
Name:
Title:

APPENDIX B: PRINCIPAL SHAREHOLDERS
As of August 28, 2026, the Acquiring Fund was not operational and, therefore, had no shareholders. To the knowledge of the Acquired Fund, the table below shows shareholders owning, as of August 28, 2026, either of record or beneficially, 5% or more of the outstanding shares of each class of the Acquired Fund and the percentage of the Acquiring Fund to be owned by such shareholder had the Conversion been consummated as of that date.
A shareholder who beneficially owns more than 25% of the Acquired Fund’s outstanding voting securities is presumed to “control” the Acquired Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.
Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.
Name and Address	Hartford Hybrid and Credit Opportunities Fund (Acquired Fund)								Acquiring Fund (Pro Forma) After Conversion
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			12.95%						4.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS AT SAN FRANCISCO CA								12.40%	0.32%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA							12.26%		1.79%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	23.01%	5.20%						86.91%	21.39%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						95.08%			6.01%
FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401 (K) PLAN COVINGTON KY					52.23%				0.02%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	16.95%	14.80%	11.45%						10.93%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO				31.50%					0.01%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					47.77%				0.02%
MID ATLANTIC TRUST COMPANY FBO DAVIDSON & DAVIDSON ENTERPRISE 401 PITTSBURGH PA				66.02%					0.01%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	7.47%	10.48%	14.04%						8.18%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.39%		7.07%				65.64%		7.83%
PERSHING LLC JERSEY CITY NJ	8.90%	19.94%	5.74%				17.06%		6.39%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.60%	8.81%	10.42%						6.11%
SAXON & CO FBO CLEVELAND OH			10.37%						3.76%
UBS WM USA WEEHAWKEN NJ		11.68%	12.01%						4.65%
B-1

APPENDIX C: COMPARISON OF GOVERNING DOCUMENTS
The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Shareholder Liability
The Articles of Amendment and Restatement
along with any amendments or supplements
thereto of the Company (the “Charter”) and
the Bylaws of the Company (the “Bylaws”) do
not address shareholder liability. However,
Maryland law provides that shareholders of a
corporation are generally not liable for the
corporation’s debts and obligations.

The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class.

Voting Rights
Each whole share is entitled to one vote as to
any matter on which it is entitled to vote and
a fractional share is entitled to having a pro
rata right of full shares, including, without
limitation, the right to vote.

The Charter and Bylaws do not address
specific items the shareholders have power
to vote. However, Maryland law provides that
shareholders have the power to elect
directors and have the power to remove
directors. Additionally, shareholders are
entitled to vote on each matter submitted to
a vote at a meeting of shareholders.

There is no cumulative voting in the election
of directors.

On each matter submitted to a vote of
shareholders, all shares of all series shall vote
as a single class, except (1) when required by
the 1940 Act or the Maryland General
Corporation Law, (2) if a separate vote is
required by the 1940 Act or the Maryland
General Corporation Law for one or more
series, then shares of all other series shall
vote as a single class, and (3) when the
directors have determined that a matter does
not affect a series, only the shareholders of
one or more affected series will be entitled to
vote.

Each whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election or removal of Trustees and (ii) with respect to such additional matters relating to the
Trust as may be required by law or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees or any other matter submitted to a vote of shareholders.

On each matter submitted to a vote of shareholders, all shares of all series shall vote as a single class, except (1) when required by the 1940
Act, or (2) when the matter affects only the interests of one or more series or classes.

The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Shareholder Quorum
The presence in person or by proxy of
stockholders entitled to cast one-third of all
the votes entitled to be cast at the meeting
constitutes a quorum, except as provided in
the Charter with respect to any matter which
requires approval by a separate vote of one
or more series or classes of stock.

If a quorum is not established, the chairman
of the meeting may conclude the meeting or
adjourn the meeting to a date not more than
120 days after the original record date
without any further notice.

A plurality of all the votes cast at a
shareholder meeting duly called and at which
a quorum is present is sufficient to elect a
director. A majority of the votes cast at a
meeting of shareholders duly called and at
which a quorum is present is sufficient to
approve any other matter which may
properly come before the meeting, unless a
different vote is required by statute or by the
Charter.

The presence in person or by proxy of shareholders entitled to cast one-
third of all the votes entitled to be cast at the meeting constitutes a quorum, except as provided in the Declaration of Trust or By-Laws with respect to any matter which requires approval by a separate vote of one or more series.

Any meeting of shareholders may be adjourned without further notice with respect to one or more matters to be considered at such meeting if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice.

A plurality of all the votes cast at a shareholder meeting duly called and at which a quorum is present is sufficient to elect a trustee. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by applicable law or by the Declaration of Trust or By-Laws.

Director/Trustee Power to Amend Organizational Document
The Company reserves the right from time to
time to make any amendments of its charter
which may now or hereafter be authorized by
law, including any amendments changing the
terms or contract rights, as expressly set
forth in its charter, of any of its outstanding
stock by classification, reclassification or
otherwise.

Maryland law provides that a charter
amendment by a Maryland corporation
registered as an open– end investment
company under the Investment Company Act
of 1940 shall be approved by a majority of the
entire board of directors and in the manner
and by the vote required under the
Investment Company Act of 1940.

The Board of Directors has the exclusive
power to amend the Bylaws.

The Trustees may by vote of a majority of the Trustees then in office amend the Declaration of Trust by making an amendment, a
supplemental declaration or an amended and restated Declaration, provided, however, that an amendment relating to the number of trustees, term and election of trustees, resignation, retirement and removal of trustees, and trustee vacancies shall require the vote of two-
thirds of the Trustees then in office. In addition, the Declaration of Trust may not be amended to impair the exemption from personal liability of any person who is or has been a shareholder, trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

The By-Laws may be amended by a majority of the Trustees then in office or by one or more writings signed by such a majority.

Termination of Series of Company/Trust
Under Maryland law and the Charter, the
liquidation of any particular series in which
there are shares then outstanding may be
authorized by vote of a majority of the Board
of Directors then in office and without the
vote of the shareholders.
The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the shareholders of the Trust or such series.

The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Merger, Consolidation or Transfer of Assets
Maryland law provides that shareholder
approval is not required for a transfer of
assets by a corporation registered as an
open-end investment company under the
1940 Act unless the charter or bylaws provide
otherwise.

The Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds of the Trustees. An agreement of merger or consolidation so approved by the Trustees may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

The Trustees may authorize the Trust or any series or class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the trust property (or all or substantially all of the trust property allocated or belonging to a particular series or class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another series or class of the Trust) upon such terms and conditions and for such consideration as may be authorized by the Trustees.

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PART B
STATEMENT OF ADDITIONAL INFORMATION
HARTFORD FUNDS EXCHANGE-TRADED TRUST
690 Lee Road
Wayne, Pennsylvania 19087
September 16, 2026
Acquired Fund	Acquiring Fund
Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) (a series of The Hartford Mutual Funds, Inc.)	Hartford Hybrid and Credit Opportunities ETF (a series of Hartford Funds Exchange-Traded Trust)
This Statement of Additional Information (“SAI”) is available to the shareholders of the Acquired Fund set forth in the table above in connection with the acquisition of assets of the Acquired Fund by the Acquiring Fund as set forth in the table above, as described in the Combined Information Statement/Prospectus (the “Conversion”). Each of the Acquired Fund and the Acquiring Fund may be referred to herein as a “Fund.”
This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus, dated September 16, 2026, relating to the Conversion. The Combined Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 or by calling 1-888-843-7824.
Contents of the SAI
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):
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The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. dated February 27, 2026, as may be amended, supplemented or restated, with respect to the information that pertains to the Acquired Fund only, incorporated by reference to Post-Effective Amendment No. 186 to HMF’s registration statement on Form N-1A (File Nos. 333-02381 and 811-07589);
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The Statement of Additional Information of the Trust dated September 9, 2026, with respect to the Acquiring Fund, incorporated by reference to Post-Effective Amendment No. 62 to the Trust’s registration statement on Form N-1A (File Nos. 333-215165 and 811-23222) (Accession No. 0001193125-26-386151);
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The audited financial statements for the fiscal year ended October 31, 2025, including the financial highlights, for the Acquired Fund included in its Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on January 2, 2026. This report includes information about other funds that are not relevant to the Conversion. Please disregard that information; and
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The unaudited financial statements for the semi-annual period ended April 30, 2026, including the financial highlights, for the Acquired Fund included in its Semi-Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on July 1, 2026. This report includes information about other funds that are not relevant to the Conversion. Please disregard that information.
Because the Acquiring Fund was newly created for the purposes of the Conversion, the Acquiring Fund has not published annual or semi-annual shareholder reports. Class F shares of the Acquired Fund will be the accounting survivor of the Conversion.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
A table showing the fees and expenses of the Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Conversion is included under “Comparison of the Fees and Expenses” in the Synopsis section of the Combined Information Statement/Prospectus.
The Conversion will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquired Fund being identical to those of the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Conversion and the Acquiring Fund’s portfolio following the Conversion.
There are no material differences in the accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.